FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Current Report Pursuant to Section 13
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — April 17, 2003

CB BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Hawaii (State of Incorporation)	99-0197163 (IRS Employer Identification No.)

201 Merchant Street, Honolulu, Hawaii 96813
(Address of principal executive offices)

(808) 535-2500
(Registrant’s Telephone Number)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Earnings press release issued April 17, 2003

Item 9. Regulation FD Disclosure

1.	On April 17, 2003, CB Bancshares, Inc. issued a press release announcing the Company’s results of operations for the first quarter ended March 31, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 and shall be deemed provided under Item 12 of Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: April 17, 2003	CB Bancshares, Inc.

	By:	/s/ Dean K. Hirata Dean K. Hirata Senior Vice President and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings press release issued April 17, 2003